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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549
                            ------------------------

                                    FORM 8-K

                                 CURRENT REPORT
                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934

         Date of report (Date of earliest event reported): March 1, 2006

                             ORION HEALTHCORP, INC.
             (Exact Name of Registrant as Specified in its Charter)

          Delaware                    001-16587                 58-1597246
(State or Other Jurisdiction      (Commission File           (I.R.S. Employer
      of Incorporation)                Number)            Identification Number)

                        1805 Old Alabama Road, Suite 350
                                Roswell, GA 30076
               (Address of Principal Executive Offices) (Zip Code)

                                 (678) 832-1800
              (Registrant's Telephone Number, Including Area Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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


Section 1 Registrant's Business and Operations

Item 1.01 Entry into a Material Definitive Agreement

          On February 8, 2006, SurgiCare Memorial Village, L.P. ("Memorial Village") executed an Asset Purchase Agreement (the "Memorial Village Agreement") for the sale of substantially all of its assets to First Surgical Memorial Village, L.P. Memorial Village was approximately 49% owned by Town & Country SurgiCare, Inc., a wholly-owned subsidiary of Orion HealthCorp, Inc. ("Orion"). The Memorial Village Agreement was deemed to be effective as of January 31, 2006. This transaction is incorporated by reference to Orion's Current Report on Form 8-K filed on February 14, 2006.

          On March 1, 2006, San Jacinto Surgery Center, Ltd. ("San Jacinto") executed an Asset Purchase Agreement (the "Agreement") for the sale of substantially all of its assets to San Jacinto Methodist Hospital ("Purchaser"). San Jacinto is 10% owned by Baytown SurgiCare, Inc., a wholly-owned subsidiary of Orion. The Agreement was deemed to be effective as of March 1, 2006.

          The property sold by San Jacinto to the Purchaser (hereinafter collectively referred to as the "Acquired Assets"), included the leasehold title to real property, together with all improvements, buildings and fixtures, all major, minor or other equipment, all computer equipment and hardware, vehicles, furniture and furnishings, inventory and supplies, current financial, patient, credentialing and personnel records, interest in all commitments, contracts, leases and agreements outstanding in respect to San Jacinto, to the extent assignable, all licenses and permits held by San Jacinto, all patents and patent applications and all logos, names, trade names, trademarks an service marks, all computer software, programs and similar systems owned by or licensed to San Jacinto, goodwill and all interests in property, real, personal and mixed, tangible and intangible acquired by San Jacinto prior to March 1, 2006. The Acquired Assets did not include any of the following: restricted and unrestricted cash and cash equivalents, marketable securities, certificates of deposit, bank accounts, temporary investments, accounts receivable, notes receivable intercompany accounts of San Jacinto, and all commitments, contracts, leases and agreements other than those expressly assumed by the Purchaser in the Agreement.

          As consideration for the Acquired Assets, San Jacinto received a total purchase price of $5,500,000, of which Orion received a net amount of approximately $598,000. The proceeds received by Orion consisted of the following amounts:

               i. Approximately $450,000 representing Orion's pro-rata share of the net proceeds; and
               ii. Approximately $148,000 representing the principal and interest amounts of a note payable owed to Orion from San Jacinto.

          As part of the closing of the Agreement, Orion was obligated to make payments, totaling $607,000, from its portion of the proceeds as follows:

               i. Approximately $357,000 representing distributions due to the limited partners of San Jacinto for cash collections previously received by Orion, and payment of accounts payable and other expenses; and
               ii. Approximately $250,000 to CIT Healthcare, LLC (f/k/a Healthcare Business Credit Corporation) ("CIT") which represents repayment of the obligations related to San Jacinto under Orion's Loan and Security Agreement dated December 15, 2004.

          A copy of the Agreement is attached as Exhibit 2.1 to this current report.

Section 2 Financial Information

Item 2.01 Completion of Acquisition or Disposition of Assets

          The information required by this item is included in Item 1.01 and is incorporated herein by reference.

          In April 2005, the Company formally announced the initiation of a strategic plan designed to accelerate the Company's growth and enhance its future earnings potential. The plan was to focus on the Company's strengths, which include providing billing, collections and complementary business management services to physician practices in addition to the provision of development and management services to ambulatory surgery centers. As part of this strategic plan, the Company announced that it would begin to divest certain non-strategic assets. In addition, the Company announced it would cease investment in business lines that do not complement the Company's strategic plan and will redirect financial resources and company personnel to areas that management believes enhances long-term growth potential. In the third quarter of 2005, the Company successfully completed the aforementioned consolidation of corporate functions into its Roswell, Georgia facility. Consistent with its strategic plan, the Company also completed a series of transactions involving the divestiture of non-strategic assets in 2005. As a result of the sales of Orion's interests in Memorial Village and San Jacinto, Orion no longer has an ownership interest in any ambulatory surgery centers.

Section 7 Regulation FD

Item 7.01 Regulation FD Disclosure

          On March 2, 2006, the Company issued a press release announcing that it had completed the sale of its equity interests in two ambulatory surgery centers in Houston, Texas. The press release is attached as
          Exhibit 99.1 to this current report.

Section 9 Financial Statements and Exhibits

Item 9.01 Financial Statements and Exhibits

(c) Exhibits - The following exhibits are furnished as part of this current report:

Exhibit   Description
-------   -----------
2.1 Asset Purchase Agreement, dated as of March 1, 2006, by and between San Jacinto Methodist Hospital and San Jacinto Surgery Center, Ltd.*

99.1      Copy of press release issued by the Company on March 2, 2006
_______________
* Pursuant to Item 601(b)(2) of Regulation S-B, certain exhibits and schedules have been omitted from this filing. The Company agrees to furnish to the Securities and Exchange Commission on a supplemental basis a copy of any omitted exhibit or schedule.

                                   SIGNATURES
                                   ----------

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Company has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                                     ORION HEALTHCORP, INC.


                                                     By: /s/ Stephen H. Murdock
                                                         ----------------------
                                                         Stephen H. Murdock
                                                         Chief Financial Officer


Date: March 6, 2006

                                  EXHIBIT INDEX

Exhibit
Number    Description of Exhibits
------    -----------------------

2.1 Asset Purchase Agreement, dated as of March 1, 2006, by and between San Jacinto Methodist Hospital and San Jacinto Surgery Center, Ltd.*

99.1      Copy of press release issued by the Company on March 2, 2006
_______________
* Pursuant to Item 601(b)(2) of Regulation S-B, certain exhibits and schedules have been omitted from this filing. The Company agrees to furnish to the Securities and Exchange Commission on a supplemental basis a copy of any omitted exhibit or schedule.